IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
NEPHROGENEX, INC.,	Case No. 16-11074 (KG)
Debtor.[1]	**Related to Docket No. 320** and 368

ORDER (A) APPROVING DISCLOSURE STATEMENT; (B) SCHEDULING HEARING ON CONFIRMATION OF PLAN; (C) ESTABLISHING DEADLINES AND PROCEDURES FOR (I) FILING OBJECTIONS TO CONFIRMATION OF PLAN, (II) CLAIM OBJECTIONS AND (III) TEMPORARY ALLOWANCE OF CLAIMS FOR VOTING PURPOSES; (D) DETERMINING TREATMENT OF CERTAIN UNLIQUIDATED, CONTINGENT OR DISPUTED CLAIMS FOR NOTICE, VOTING AND DISTRIBUTION PURPOSES; (E) SETTING RECORD DATE; (F) APPROVING (I) SOLICITATION PACKAGES AND PROCEDURES FOR DISTRIBUTION, (II) FORM OF NOTICE OF HEARING ON CONFIRMATION AND RELATED MATTERS AND (III) FORMS OF BALLOTS; (G) ESTABLISHING VOTING DEADLINE AND PROCEDURES FOR TABULATION OF VOTES; AND (H) GRANTING RELATED RELIEF

Upon the motion (the "Motion")[2] of NephroGenex, Inc., the debtor and debtor-in-possession in the above-captioned chapter 11 case (the "Debtor") for entry of an order, pursuant to sections 105(a), 1125, 1126 and 1128 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the "Bankruptcy Code"), Rules 2002, 3003, 3017, 3018, 3020 and 9006 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), and Rule 3017-1 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the "Local Rules"), (a) approving a disclosure statement; (b) scheduling a hearing on confirmation of a plan; (c) establishing deadlines and procedures for (i) filing objections to

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1 The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

2 Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

confirmation of the plan, (ii) claim objections, and (iii) temporary allowance of claims for voting purposes; (d) determining the treatment of certain unliquidated, contingent or disputed claims for notice, voting and distribution purposes; (e) setting a record date; (f) approving (i) solicitation packages and procedures for distribution, (ii) the form of notice of the hearing on confirmation and related matters and (iii) forms of ballots; (g) establishing a voting deadline and procedures for tabulation of votes; and (h) granting related relief; and the Debtor having filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor [Docket No. 366] (as may be amended, supplemented or otherwise modified, the "Plan") and the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor [Docket No. 367] (the "Disclosure Statement"); and this Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. § 1334; and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided; and it appearing that no other or further notice need be provided; and all objections to the Disclosure Statement having been withdrawn or overruled for the reasons stated on the record at the hearing to consider approval of the Disclosure Statement and on the Motion; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtor, its creditors and all other parties in interest; and this Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon the proceedings had before this Court and after due deliberation and sufficient cause appearing therefor, it is hereby

ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion is GRANTED.

2. The Disclosure Statement is hereby APPROVED in all respects pursuant to 11 U.S.C. § 1125 and Fed. R. Bankr. P. 3017(b).

3. Confirmation Hearing Date. The hearing (the "Confirmation Hearing") to consider confirmation of the Plan shall commence on **May 10, 2017 at 10:00 a.m. (Eastern Time)** (the "Confirmation Hearing Date"), or as soon thereafter as counsel can be heard before the Honorable Kevin Gross, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 6th Floor, Courtroom No. 3, Wilmington, Delaware 19801. The Confirmation Hearing may be continued from time to time by way of announcement of such continuance in open court or otherwise, without further notice to parties in interest.

4. Deadline and Procedures for Filing Objections to Confirmation. The deadline for filing and serving objections to confirmation of the Plan (the "Plan Objection Deadline") shall be **April 27, 2017 at 4:00 p.m. (Eastern Time)**. In order to be considered, objections, if any, to confirmation of the Plan must: (a) be made in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (d) state with particularity the legal and factual bases and nature of any objection to the Plan; and (e) be filed with the Court, and served on the following parties (collectively, the "Notice Parties"), so as to be received on or before the Plan Objection Deadline: (i) Debtor's counsel, Cole Schotz P.C., 500 Delaware Avenue, Suite 1410, Wilmington, Delaware 19801 (Attn: David R. Hurst, Esq.); and (ii) the Office of the United

States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801 (Attn: Mark Kenney, Esq.). Confirmation objections shall be filed and served so as to be received by the Notice Parties no later than the Plan Objection Deadline.

5. Objections to confirmation of the Plan not timely filed and served in accordance with the provisions of the prior paragraph may not be considered by the Court and may be overruled.

6. Deadline for Objections to Claims for Voting Purposes Only. The deadline for filing and serving objections to claims that may affect the tabulation of votes on the Plan shall be **March 31, 2017 at 4:00 p.m. (Eastern Time)** (the "Claims Objection Deadline"). Claim objections filed after the Claims Objection Deadline shall not affect a claim holder's right to vote on the Plan. Such Claims Objection Deadline shall not apply to claim objections which may be asserted for purposes other than voting on the Plan.

7. In order to be considered, Claims Objections must: (a) be made in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (c) state the name and address of the party asserting the Claims Objection; (d) state with particularity the legal and factual bases for the Claims Objection; and (e) be filed with the Court, and served on the Notice Parties, so as to be received no later than the Claims Objection Deadline. Claims Objections not timely filed and served in accordance with the foregoing provision may not be considered by the Court and may be overruled.

8. Deadline and Procedures for Temporary Allowance of Claims for Voting Purposes. The deadline for filing and serving motions pursuant to Bankruptcy Rule 3018(a) seeking temporary allowance of claims for the purpose of accepting or rejecting the Plan ("Rule

3018(a) Motions") shall be **April 14, 2017 at 4:00 p.m. (Eastern Time)** (the "Rule 3018(a) Motion Deadline").

9. In order to be considered, Rule 3018(a) Motions must: (a) be made in writing; (b) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (c) state the name and address of the party asserting the Rule 3018(a) Motion; (d) state with particularity the legal and factual bases for the Rule 3018(a) Motion; and (e) be filed with the Court, and served on the Notice Parties, so as to be received no later than the Rule 3018(a) Motion Deadline. Rule 3018(a) Motions not timely filed and served in accordance with the foregoing provision may not be considered by the Court and may be overruled.

10. Any party timely filing and serving a Rule 3018(a) Motion shall be provided a Ballot (as defined below) and shall be permitted to cast a provisional vote to accept or reject the Plan, pending a final determination by the Court. If, and to the extent that, the Debtor and such party are unable to resolve the issues raised by the Rule 3018(a) Motion prior to the Confirmation Hearing, such Rule 3018(a) Motion shall be considered by the Court at the Confirmation Hearing, and the Court shall determine whether the provisional ballot should be counted as a vote on the Plan, and, if so, the amount, if any, in which the party filing the Rule 3018(a) Motion will be entitled to vote.

11. Treatment of Certain Unliquidated, Contingent or Disputed Claims for Notice, Voting and Distribution Purposes. Pursuant to section 105(a) of the Bankruptcy Code, Bankruptcy Rules 2002(a)(7) and 3003(c)(2) and this Court's order [Docket No. 66] (the "Bar Date Order") establishing certain deadlines (the "Bar Dates") for filing proofs of claim against the Debtor, including a general Bar Date, Governmental Bar Date and Rejection Bar Date (as such terms are defined in the Bar Date Order), any creditors whose claims (a) are scheduled in

the Debtor's schedules of assets and liabilities (as the same may be amended, the "Schedules") as disputed, contingent or unliquidated and which are not the subject of a timely-filed proof of claim, or a proof of claim deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any order of the Court, or otherwise deemed timely filed under applicable law; or (b) are not scheduled and are not the subject of a timely-filed proof of claim, or a proof of claim deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any order of the Court, or otherwise deemed timely filed under applicable law (collectively, the "Non-Voting Claims"), shall be denied treatment as creditors with respect to such claims for purposes of (a) voting on the Plan, (b) receiving distributions under the Plan and (c) receiving notices, other than by publication, regarding the Plan.

12. Voting Procedures. For purposes of voting, the amount of a claim used to calculate acceptance or rejection of the Plan under section 1126 of the Bankruptcy Code shall be determined in accordance with the following hierarchy:

a. if an order has been entered by the Court determining the amount of such claim, whether pursuant to Bankruptcy Rule 3018 or otherwise, then in the amount prescribed by the order;

b. if no such order has been entered, then in the liquidated amount contained in a timely-filed proof of claim that is not the subject of an objection as of the Claims Objection Deadline; and

c. if no such proof of claim has been timely filed, then in the liquidated, noncontingent and undisputed amount contained in the Debtor's Schedules.

13. For purposes of voting, the following conditions shall apply to determine the amount and/or classification of a claim:

a. if a claim is partially liquidated and partially unliquidated, such claim shall be allowed for voting purposes only in the liquidated amount;

b. if a scheduled or filed claim has been paid, such claim shall be disallowed for voting purposes; and

c. the holder of a timely-filed proof of claim that is filed in a wholly unliquidated, contingent, disputed and/or unknown amount, and is not the subject of an objection as of the Claims Objection Deadline, is entitled to vote in the amount of $1.00.

14. Record Date. The record date for purposes of determining (a) creditors and equity holders entitled to receive Solicitation Packages and related materials, if any, and (b) creditors entitled to vote to accept or reject the Plan and the creditors' corresponding claims, shall be **March 20, 2017** (the "Record Date").

15. Notice and Transmittal of Solicitation Packages Including Ballots and Non-Voting Packages. On or before March 30, 2017 (the "Service Deadline"), the Debtor shall mail or cause to be mailed by first-class mail to all of its known creditors and equity security holders, as reflected in the Debtor's books and records, and all other entities required to be served under Bankruptcy Rules 2002 and 3107, notice of, *inter alia*, the Confirmation Hearing substantially in the form attached hereto as Exhibit A (the "Confirmation Hearing Notice"), which form is hereby approved.

16. Non-Voting Packages. The Debtor shall mail or cause to be mailed by first-class mail to (a) holders of claims in Class 1 (Miscellaneous Secured Claims) and Class 2 (Priority Non-Tax Claims) under the Plan, which classes are unimpaired, are deemed to have accepted the Plan and are not entitled to vote, a copy of the Notice Of Non-Voting Status With Respect To Unimpaired Classes, substantially in the form attached hereto as Exhibit B-1; and (b) holders of claims or interests in Class 5 (Subordinated 510(c) Claims), Class 6 (Subordinated 510(b) Claims) and Class 7 (Interests) under the Plan, which classes are impaired, are deemed to have rejected the Plan and are not entitled to vote, a copy of the Notice Of Non-Voting Status

With Respect To Impaired Classes, substantially in the form attached hereto as Exhibit B-2 (each a "Non-Voting Notice" and, each Non-Voting Notice together with the Confirmation Hearing Notice, a "Non-Voting Package"). The Notice Of Non-Voting Status With Respect To Unimpaired Classes, substantially in the form of Exhibit B-1, and the Notice Of Non-Voting Status With Respect To Impaired Classes, substantially in the form of Exhibit B-2, are hereby approved. Further, the Non-Voting Packages are hereby deemed to constitute adequate alternative disclosure statements to impaired non-voting classes under section 1125(c) of the Bankruptcy Code and summary plans under Bankruptcy Rule 3017(d).

17. Solicitation Packages. The Debtor shall mail or cause to be mailed by first-class mail to holders of claims in Class 3 (General Unsecured Claims) and Class 4 (the Medpace Claim) under the Plan, who are entitled to vote on the Plan, an information and solicitation package (the "Solicitation Package"). The Solicitation Package shall contain copies or conformed printed versions of: (i) the Disclosure Statement, including a copy of the Plan as an Exhibit; (ii) a copy of the Solicitation Procedures Order (without exhibits); (iii) the Confirmation Hearing Notice; and (iv) a copy of IRS Form W-9. In addition, each Solicitation Package also shall contain a ballot (and a pre-addressed return envelope) appropriate for the specific creditor, in substantially the form of the proposed ballots attached hereto as Exhibit C-1 and Exhibit C-2 (as such ballots may be modified and with instructions attached to thereto, the "Ballots"), which forms of Ballots are hereby approved.

18. Creditors holding (i) unclassified claims or unimpaired claims and also (ii) claims in impaired Class 3 shall receive only the Solicitation Package appropriate for such impaired class; and creditors who have filed duplicate claims in Class 3 (i) shall receive only one

Solicitation Package and one Ballot for voting their claims with respect to such class; and (ii) shall be entitled to vote their claim only once with respect to such class.

19. When No Notice or Transmittal Necessary. Notwithstanding any provision of this Order to the contrary, no notice or service of any kind shall be required to be made upon any person or entity to whom the Debtor mailed a notice of the meeting of creditors under section 341 of the Bankruptcy Code, notice of the bar date for filing proofs of claim or notice of the previously scheduled confirmation hearing and received any of such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved–left no forwarding address," "forwarding order expired" or similar marking or reason, unless the Debtor has been informed in writing by such person or entity of its new address.

20. The Debtor shall not re-mail undelivered Solicitation Packages or other undeliverable solicitation-related notices that were returned marked "undeliverable as addressed," "moved–left no forwarding address," "forwarding order expired" or similar marking or reason, unless the Debtor has been informed in writing by such person or entity of its new address.

21. Publication Notice. The Debtor shall publish notice of the Confirmation Hearing, substantially in the form attached hereto as Exhibit D, once within ten (10) business days after the entry of the Solicitation Procedures Order in the national edition of *The Wall Street Journal*, *The New York Times* or *USA Today*.

22. Voting Deadline. To be counted, Ballots for accepting or rejecting the Plan must be received by the Voting Agent by **4:00 p.m. (Pacific Time) on April 28, 2017** (the "Voting Deadline"). The Debtor is hereby authorized to extend, in its sole discretion, by oral or

written notice to the Voting Agent, the period of time during which Ballots will be accepted for any reason from any creditor or class of creditors.

23. Procedures for Vote Tabulation; Votes Counted. Any Ballot that is properly executed and timely received, and that is cast as either an acceptance or rejection of the Plan, shall be counted and shall be deemed to be cast as an acceptance or rejection, as the case may be, of the Plan. The failure of a holder of a claim in Class 3 or Class 4 to timely deliver an executed Ballot shall be deemed to constitute an abstention by such holder with respect to voting on the Plan, and such abstention will not be counted as a vote for or against the Plan.

24. For purposes of voting, classification and treatment under the Plan, at the election of the Debtor, (i) each holder of a claim that holds or has filed more than one claim against the Debtor in an impaired class shall be treated as if such holder has only one claim against the Debtor in each applicable class; and (ii) the claims filed by such holder against the Debtor shall be aggregated in each applicable class.

25. For purposes of the Record Date, no transfer of claims pursuant to Bankruptcy Rule 3001 shall be recognized unless either (i) (a) documentation evidencing such transfer was filed with the Court on or before twenty-one (21) days prior to the Record Date and (b) no timely objection with respect to such transfer was filed by the transferor; or (ii) the parties to such transfer waived the twenty-one (21) day period in the evidence of transfer and the evidence of transfer was docketed prior to the Record Date.

26. Procedures for Vote Tabulation; Votes Not Counted. Unless otherwise ordered by the Court after notice and a hearing, the following Ballots shall not be counted or considered for any purpose in determining whether the Plan has been accepted or rejected:

a. any Ballot received after the Voting Deadline (as extended by the Debtor as provided herein);

b. any Ballot that is illegible or contains insufficient information to permit the identification of the claimant;

c. any Ballot cast by a person or entity that does not hold a claim in a class that is entitled to vote to accept or reject the Plan;

d. any Ballot cast for a claim scheduled as contingent, unliquidated or disputed or as zero or unknown in amount and for which no Rule 3018(a) Motion has been filed by the Rule 3018(a) Motion Deadline;

e. any Ballot that indicates neither an acceptance nor a rejection, or indicates both an acceptance and rejection, of the Plan;

f. any Ballot that casts part of its vote in the same class to accept the Plan and part to reject the Plan;

g. any form of Ballot other than the official form sent by the Voting Agent, or a copy thereof;

h. any Ballot received that the Voting Agent cannot match to an existing database record;

i. any Ballot that does not contain an original signature; or

j. any Ballot that is submitted by facsimile, email or by other electronic means.

27. Neither the Debtor, the Voting Agent nor any other person or entity shall be under any duty to provide notification of defects or irregularities with respect to delivered Ballots. Rather, the Voting Agent may either disregard, with no further notice, defective Ballots, or it may attempt to have defective Ballots cured.

28. Withdrawal of Vote. Any party who has delivered a valid Ballot for the acceptance or rejection of the Plan may withdraw, subject to the Debtor's right to contest the validity of such withdrawal, such acceptance or rejection by delivering a written notice of withdrawal to the Voting Agent at any time prior to the Voting Deadline. A notice of withdrawal, to be valid, shall (a) contain the description of the claim(s) to which it relates and the aggregate principal amount represented by such claim(s), (b) be signed by the withdrawing party in the

same manner as the Ballot being withdrawn, (c) contain a certification that the withdrawing party owns the claim(s) and possesses the right to withdraw the Ballot sought to be withdrawn, and (d) be timely received by the Voting Agent prior to the Voting Deadline.

29. Changing Votes. Notwithstanding Bankruptcy Rule 3018(a), whenever two or more Ballots are cast voting the same claim(s) prior to the Voting Deadline, the last valid Ballot received prior to the Voting Deadline shall be deemed to reflect the voter's intent and thus supersede any prior Ballots, without prejudice to the Debtor's right to object to the validity of the later Ballot on any basis permitted by law, including under Bankruptcy Rule 3018(a), and, if the objection is sustained, to count the first dated Ballot for all purposes.

30. No Division of Claims or Votes. A creditor who votes must vote the full amount of each claim voted either to accept or reject the Plan; and each creditor who votes and holds multiple claims within a particular class must vote all such claims to either accept or reject the Plan. The Ballots of creditors failing to vote in the manner specified in this paragraph shall not be counted for any purpose.

31. Classes Deemed to Reject. The holders of claims in Classes 5, 6 and 7 shall be deemed to have rejected the Plan, and the Debtor is not required to solicit votes on the Plan from such holders.

32. Certification of Vote. The Voting Agent shall file its voting certification (the "Voting Certification") on or before **May 4, 2017**. The Debtor shall serve such Voting Certification on all parties having requested notice in the Chapter 11 Case pursuant to Bankruptcy Rule 2002, and post such Voting Certification on the Debtor's case website (http://www.kccllc.net/nephrogenex) as soon as practicable after the Voting Certification is filed.

33. Filing of Plan Supplement(s). The Debtor shall file any Plan Supplement(s) on or before **April 21, 2017**, and shall post any such Plan Supplement(s) on the Debtor's case website.

34. Contract Assumption Procedures. On or before the Service Deadline, the Debtor shall mail or cause to be mailed by first-class mail to all non-Debtor counterparties to contracts and leases that may be assumed under the Plan (collectively, the "Counterparties"), the Notice of Potential Assumption of and Cure Amounts With Respect To Executory Contracts and Unexpired Leases of the Debtor substantially in the form attached hereto as Exhibit E (the "Assumption Notice"), which form is hereby approved.

35. The Assumption Notice shall include, without limitation, the cure amount (each, a "Cure Amount"), if any, that the Debtor believes is required to be paid to the applicable Counterparty under sections 365(b)(l)(A) and (B) of the Bankruptcy Code for each of the contracts and leases listed on Exhibit 1 to the Assumption Notice (collectively, the "Assumed Contracts"). If a Counterparty objects to (i) the reorganized Debtor's ability to assume an Assumed Contract or (ii) the Cure Amount for such Assumed Contract, the Counterparty must file with the Court and serve on the Notice Parties a written objection (a "Contract Objection"), according to the procedures set forth below.

36. Any Contract Objection shall: (i) be made in writing; (ii) comply with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; (iii) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (iv) state with specificity the grounds for such objection, including, without limitation, the fully liquidated cure amount and the legal and factual bases for any unliquidated cure amount that the Counterparty believes is required to be paid under sections

365(b)(1)(A) and (B) of the Bankruptcy Code for the Assumed Contract, along with the specific nature and dates of any alleged defaults, the pecuniary losses, if any, resulting therefrom, and the conditions giving rise thereto; and (v) be filed with the Court, and served on the Notice Parties, so as to be received on or before the Plan Objection Deadline.

37. If no Contract Objection is timely received with respect to an Assumed Contract: (i) the Counterparty to such Assumed Contract shall be deemed to have consented to the assumption by the reorganized Debtor of such Assumed Contract, and be forever barred from asserting any objection with regard to such assumption (including, without limitation, with respect to adequate assurance of future performance); (ii) any and all defaults under such Assumed Contract and any and all pecuniary losses related thereto shall be deemed cured and compensated pursuant to section 365(b)(l)(A) and (B) of the Bankruptcy Code; and (iii) the Cure Amount included in the Assumption Notice for such Assumed Contract shall be controlling, notwithstanding anything to the contrary in such Assumed Contract, or any other related document, and the Counterparty shall be deemed to have consented to the Cure Amount and shall be forever barred from asserting any other claims related to such Assumed Contract against the Debtor, the Reorganized Debtor, the Liquidating Trust, or the property of any of them.

38. The inclusion of a contract, lease or other agreement on an Assumption Notice shall not constitute or be deemed a determination or admission by the Debtor and its estate or any other party in interest that such contract, lease or other agreement is, in fact, an executory contract or unexpired lease within the meaning of the Bankruptcy Code, and any and all rights with respect thereto shall be reserved.

39. Service and Notice Adequate and Sufficient. Service of all notices and documents described herein in the time and manner set forth herein shall constitute due, adequate and sufficient notice, and no other or further notice shall be necessary.

40. The Debtor is authorized to make nonsubstantive changes to the Disclosure Statement, the Plan, Ballots and related documents without further order of the Court, including, without limitation, changes to correct typographical and grammatical errors and to make conforming changes among the Disclosure Statement, the Plan and any other related materials prior to their mailing to parties in interest.

41. The Court shall retain jurisdiction to implement, interpret and effectuate the provisions of this Order.

Dated: March 23, 2017
Wilmington, Delaware

Kevin Gross

The Honorable Kevin Gross
United States Bankruptcy Judge

EXHIBIT A TO ORDER

Confirmation Hearing Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF (A) CONFIRMATION HEARING WITH RESPECT TO PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE PROPOSED BY THE DEBTOR AND (B) RELATED OBJECTION DEADLINE

PLEASE TAKE NOTICE that, on February 17, 2017 (the "Plan Filing Date"), the debtor and debtor-in-possession in the above-captioned case (the "Debtor") filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as may be amended, supplemented or otherwise modified, the "Plan"), pursuant to and as described in the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Capitalized terms used in this Notice which are not defined have the meanings set forth in the Plan.

PLEASE TAKE FURTHER NOTICE that, on March ___, 2017, the Bankruptcy Court entered the Order (A) Approving Disclosure Statement; (B) Scheduling Hearing On Confirmation Of Plan; (C) Establishing Deadlines And Procedures For (I) Filing Objections To Confirmation Of Plan, (II) Claim Objections And (III) Temporary Allowance Of Claims For Voting Purposes; (D) Determining Treatment Of Certain Unliquidated, Contingent Or Disputed Claims For Notice, Voting And Distribution Purposes; (E) Setting Record Date; (F) Approving (I) Solicitation Packages And Procedures For Distribution, (II) Form Of Notice Of Hearing On Confirmation And Related Matters And (III) Forms Of Ballots; (G) Establishing Voting Deadline And Procedures For Tabulation Of Votes; And (H) Granting Related Relief [Docket No. ___] (the "Solicitation Procedures Order"), thereby approving the Disclosure Statement [Docket No. ___].

PLEASE TAKE FURTHER NOTICE that, pursuant to the Solicitation Procedures Order, a hearing (the "Confirmation Hearing") will be held before the Honorable Kevin Gross, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 N. Market St., 6th Floor, Courtroom No. 3, Wilmington, Delaware 19801, on **May 10, 2017 at 10:00 a.m. (Eastern Time)** or as soon thereafter as counsel can be heard, to consider the entry of an order confirming the Plan within the meaning of section 1129 of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the "Bankruptcy Code"). The Confirmation Hearing may be continued from time to time by way of announcement of such continuance in open court, without further notice to parties in interest.

PLEASE TAKE FURTHER NOTICE that responses and objections, if any, to confirmation of the Plan (each, a "Plan Confirmation Objection") must (a) be made in writing; (b) comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (d) state with particularity the legal and factual bases and nature of any objection to the Plan; and (e) be filed with the Bankruptcy Court, and served on the following, so as to be received **on or before 4:00 p.m. (Eastern Time) on April 27, 2017**: (i) Debtor's counsel, Cole Schotz P.C., 500 Delaware Avenue, Suite 1410, Wilmington, Delaware 19801, Attn: David R. Hurst, Esq. (dhurst@coleschotz.com); and (ii) the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Mark Kenney, Esq.

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

(mark.kenney@usdoj.gov). Any party in interest in this chapter 11 case may object to confirmation of the Plan, even if such person or entity is not eligible to vote on the Plan. Plan Confirmation Objections that are not timely filed shall not be considered by the Bankruptcy Court and shall be overruled.

PLEASE TAKE FURTHER NOTICE that the Plan may be further modified, if necessary, pursuant to section 1127 of the Bankruptcy Code, prior to, during or as a result of the Confirmation Hearing, without further notice to parties in interest.

PLEASE TAKE FURTHER NOTICE that Articles X.D and X.E of the Plan provide for releases, exculpation and injunctions of certain conduct. In particular, Article X.D.1 of the Plan provides for a release by the Debtor (and any person or entity seeking to exercise the rights of the Debtor's estate, including the Liquidating Trust) of any claims or causes of action relating to the Debtor or the chapter 11 case that may exist against the Debtor, its professionals and court-retained agents and the Debtor's directors, officers and employees employed by or serving the Debtor as of the Plan Filing Date. Article X.D.3 of the Plan provides for the release and exculpation of the Debtor, the directors, officers and employees of the Debtor serving at any time during the pendency of the chapter 11 case, the Debtor's professionals and court-retained agents, Medpace, Inc., and their respective successors and assigns of any and all liability relating to or arising out of the chapter 11 case. Finally, Article X.E of the Plan permanently enjoins persons and entities that held, hold or may hold or have asserted, assert or may assert claims against or interests in the Debtor or its estate, from taking various actions with respect to such claims or interests. This description of the Plan's release, exculpation and injunctive provisions is merely a summary, and parties in interest are urged to consult the Plan for the full text of these provisions. In the event of any conflict between this summary and the terms of the Plan, the Plan shall control.

PLEASE TAKE FURTHER NOTICE that, except as otherwise provided in the Plan, the Plan Supplement or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, each of the executory contracts and unexpired leases to which the Debtor is a party shall be deemed automatically rejected by the Debtor as of the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Disclosure Statement, Plan and Solicitation Procedures Order may be examined by any party in interest: (i) between the hours of 8:00 a.m. and 4:00 p.m., Monday through Friday, excluding federal holidays, at the Office of the Clerk of the Bankruptcy Court, 824 N. Market St., 3rd Floor, Wilmington, Delaware 19801; (ii) at the Debtor's case website (http://www.kccllc.net/nephrogenex); or (iii) at the Bankruptcy Court's website (http://www.deb.uscourts.gov) (a PACER account is required); or may be obtained by written request to Kurtzman Carson Consultants LLC (the "Voting Agent"), at nephrogenexinfo@kccllc.com or by telephoning the Voting Agent at (888) 733-1437.

If you have any questions regarding this Notice, please contact the Voting Agent at (888) 733-1437, or by email at nephrogenexinfo@kccllc.com. The Voting Agent is not permitted to provide legal advice.

Dated: March ___, 2017

COLE SCHOTZ P.C.
David R. Hurst
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801

– and –

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019

Counsel for Debtor and Debtor-in-Possession

EXHIBIT B-1 TO ORDER

Notice Of Non-Voting Status With Respect To Unimpaired Classes

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF NON-VOTING STATUS WITH RESPECT TO UNIMPAIRED CLASSES

PLEASE TAKE NOTICE that, on February 17, 2017 (the "Plan Filing Date"), the debtor and debtor-in-possession in the above-captioned case (the "Debtor") filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as may be amended, supplemented or otherwise modified, the "Plan"), pursuant to and as described in the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Capitalized terms used in this Notice which are not defined have the meanings set forth in the Plan.

PLEASE TAKE FURTHER NOTICE that, on March ___, 2017, the Bankruptcy Court entered the Order (A) Approving Disclosure Statement; (B) Scheduling Hearing On Confirmation Of Plan; (C) Establishing Deadlines And Procedures For (I) Filing Objections To Confirmation Of Plan, (II) Claim Objections And (III) Temporary Allowance Of Claims For Voting Purposes; (D) Determining Treatment Of Certain Unliquidated, Contingent Or Disputed Claims For Notice, Voting And Distribution Purposes; (E) Setting Record Date; (F) Approving (I) Solicitation Packages And Procedures For Distribution, (II) Form Of Notice Of Hearing On Confirmation And Related Matters And (III) Forms Of Ballots; (G) Establishing Voting Deadline And Procedures For Tabulation Of Votes; And (H) Granting Related Relief [Docket No. ___] (the "Solicitation Procedures Order"), thereby approving the Disclosure Statement [Docket No. ___].

UNDER THE TERMS OF THE PLAN, YOUR CLAIM(S) AGAINST THE DEBTOR IS/ARE NOT IMPAIRED AND, THEREFORE, PURSUANT TO SECTION 1126(f) OF THE UNITED STATES BANKRUPTCY CODE, YOU (i) ARE DEEMED TO HAVE ACCEPTED THE PLAN, AND (ii) ARE NOT ENTITLED TO VOTE ON THE PLAN.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Solicitation Procedures Order, a hearing (the "Confirmation Hearing") will be held before the Honorable Kevin Gross, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 N. Market St., 6th Floor, Courtroom No. 3, Wilmington, Delaware 19801, on **May 10, 2017 at 10:00 a.m. (Eastern Time)** or as soon thereafter as counsel can be heard, to consider the entry of an order confirming the Plan within the meaning of section 1129 of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the "Bankruptcy Code"). The Confirmation Hearing may be continued from time to time by way of announcement of such continuance in open court, without further notice to parties in interest.

PLEASE TAKE FURTHER NOTICE that, although you are deemed to have accepted the Plan for voting purposes, you may nonetheless file an objection to the Plan. Responses and objections, if any, to confirmation of the Plan (each, a "Plan Confirmation Objection") must (a) be made in writing; (b) comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (d) state with particularity the legal and factual bases and nature of any objection to the Plan; and (e) be filed with the

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

Bankruptcy Court, and served on the following, so as to be received **on or before 4:00 p.m. (Eastern Time) on April 27, 2017**: (i) Debtor's counsel, Cole Schotz P.C., 500 Delaware Avenue, Suite 1410, Wilmington, Delaware 19801, Attn: David R. Hurst, Esq. (dhurst@coleschotz.com); and (ii) the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Mark Kenney, Esq. (mark.kenney@usdoj.gov). Plan Confirmation Objections that are not timely filed shall not be considered by the Bankruptcy Court and shall be overruled.

PLEASE TAKE FURTHER NOTICE that Articles X.D and X.E of the Plan provide for releases, exculpation and injunctions of certain conduct. In particular, Article X.D.1 of the Plan provides for a release by the Debtor (and any person or entity seeking to exercise the rights of the Debtor's estate, including the Liquidating Trust) of any claims or causes of action relating to the Debtor or the chapter 11 case that may exist against the Debtor, its professionals and court-retained agents and the Debtor's directors, officers and employees employed by or serving the Debtor as of the Plan Filing Date. Article X.D.3 of the Plan provides for the release and exculpation of the Debtor, the directors, officers and employees of the Debtor serving at any time during the pendency of the chapter 11 case, the Debtor's professionals and court-retained agents, Medpace, Inc., and their respective successors and assigns of any and all liability relating to or arising out of the chapter 11 case. Finally, Article X.E of the Plan permanently enjoins persons and entities that held, hold or may hold or have asserted, assert or may assert claims against or interests in the Debtor or its estate, from taking various actions with respect to such claims or interests. This description of the Plan's release, exculpation and injunctive provisions is merely a summary, and parties in interest are urged to consult the Plan for the full text of these provisions. In the event of any conflict between this summary and the terms of the Plan, the Plan shall control.

PLEASE TAKE FURTHER NOTICE that a copy of the Disclosure Statement, Plan and Solicitation Procedures Order may be examined by any party in interest: (i) between the hours of 8:00 a.m. and 4:00 p.m., Monday through Friday, excluding federal holidays, at the Office of the Clerk of the Bankruptcy Court (the "Clerk"), 824 N. Market St., 3rd Floor, Wilmington, Delaware 19801; (ii) at the Debtor's case website (http://www.kccllc.net/nephrogenex); or (iii) at the Bankruptcy Court's website (http://www.deb.uscourts.gov) (a PACER account is required); or may be obtained by written request to Kurtzman Carson Consultants LLC (the "Voting Agent"), at nephrogenexinfo@kccllc.com or by telephoning the Voting Agent at (888) 733-1437.

IF YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE, YOU SHOULD CONTACT THE VOTING AGENT BY EMAIL AT NEPHROGENEXINFO@KCCLLC.COM OR BY TELEPHONE AT (888) 733-1437. THE VOTING AGENT IS NOT PERMITTED TO PROVIDE LEGAL ADVICE.

Dated: March ___, 2017

COLE SCHOTZ P.C.
David R. Hurst
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801

– and –

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019

Counsel for Debtor and Debtor-in-Possession

EXHIBIT B-2 TO ORDER

Notice Of Non-Voting Status With Respect To Impaired Classes

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
NEPHROGENEX, INC.,	Case No. 16-11074 (KG)
Debtor.[1]	

NOTICE OF NON-VOTING STATUS
WITH RESPECT TO IMPAIRED CLASSES

PLEASE TAKE NOTICE that, on February 17, 2017 (the "Plan Filing Date"), the debtor and debtor-in-possession in the above-captioned case (the "Debtor") filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as may be amended, supplemented or otherwise modified, the "Plan"), pursuant to and as described in the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Capitalized terms used in this Notice which are not defined have the meanings set forth in the Plan.

PLEASE TAKE FURTHER NOTICE that, on March ___, 2017, the Bankruptcy Court entered the Order (A) Approving Disclosure Statement; (B) Scheduling Hearing On Confirmation Of Plan; (C) Establishing Deadlines And Procedures For (I) Filing Objections To Confirmation Of Plan, (II) Claim Objections And (III) Temporary Allowance Of Claims For Voting Purposes; (D) Determining Treatment Of Certain Unliquidated, Contingent Or Disputed Claims For Notice, Voting And Distribution Purposes; (E) Setting Record Date; (F) Approving (I) Solicitation Packages And Procedures For Distribution, (II) Form Of Notice Of Hearing On Confirmation And Related Matters And (III) Forms Of Ballots; (G) Establishing Voting Deadline And Procedures For Tabulation Of Votes; And (H) Granting Related Relief [Docket No. ___] (the "Solicitation Procedures Order"), thereby approving the Disclosure Statement [Docket No. ___].

UNDER THE TERMS OF THE PLAN, YOU ARE NOT ENTITLED TO RECEIVE OR RETAIN ANY PROPERTY ON ACCOUNT OF YOUR CLAIM(S) AGAINST, OR INTEREST(S) IN, THE DEBTOR AND, THEREFORE, PURSUANT TO SECTION 1126(g) OF THE UNITED STATES BANKRUPTCY CODE, YOU (i) ARE DEEMED TO HAVE REJECTED THE PLAN, AND (ii) ARE NOT ENTITLED TO VOTE ON THE PLAN.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Solicitation Procedures Order, a hearing (the "Confirmation Hearing") will be held before the Honorable Kevin Gross, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 N. Market St., 6th Floor, Courtroom No. 3, Wilmington, Delaware 19801, on **May 10, 2017 at 10:00 a.m. (Eastern Time)** or as soon thereafter as counsel can be heard, to consider the entry of an order confirming the Plan within the meaning of section 1129 of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the "Bankruptcy Code"). The Confirmation Hearing may be continued from time to time by way of announcement of such continuance in open court, without further notice to parties in interest.

PLEASE TAKE FURTHER NOTICE that, although you are deemed to have rejected the Plan for voting purposes, you may file an objection to the Plan. Responses and objections, if any, to confirmation of the Plan (each, a "Plan Confirmation Objection") must (a) be made in writing; (b) comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (d) state with

---

1 The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

particularity the legal and factual bases and nature of any objection to the Plan; and (e) be filed with the Bankruptcy Court, and served on the following, so as to be received **on or before 4:00 p.m. (Eastern Time) on April 27, 2017**: (i) Debtor's counsel, Cole Schotz P.C., 500 Delaware Avenue, Suite 1410, Wilmington, Delaware 19801, Attn: David R. Hurst, Esq. (dhurst@coleschotz.com); and (ii) the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Mark Kenney, Esq. (mark.kenney@ usdoj.gov). Plan Confirmation Objections that are not timely filed shall not be considered by the Bankruptcy Court and shall be overruled.

PLEASE TAKE FURTHER NOTICE that Articles X.D and X.E of the Plan provide for releases, exculpation and injunctions of certain conduct. In particular, Article X.D.1 of the Plan provides for a release by the Debtor (and any person or entity seeking to exercise the rights of the Debtor's estate, including the Liquidating Trust) of any claims or causes of action relating to the Debtor or the chapter 11 case that may exist against the Debtor, its professionals and court-retained agents and the Debtor's directors, officers and employees employed by or serving the Debtor as of the Plan Filing Date. Article X.D.3 of the Plan provides for the release and exculpation of the Debtor, the directors, officers and employees of the Debtor serving at any time during the pendency of the chapter 11 case, the Debtor's professionals and court-retained agents, Medpace, Inc., and their respective successors and assigns of any and all liability relating to or arising out of the chapter 11 case. Finally, Article X.E of the Plan permanently enjoins persons and entities that held, hold or may hold or have asserted, assert or may assert claims against or interests in the Debtor or its estate, from taking various actions with respect to such claims or interests. This description of the Plan's release, exculpation and injunctive provisions is merely a summary, and parties in interest are urged to consult the Plan for the full text of these provisions. In the event of any conflict between this summary and the terms of the Plan, the Plan shall control.

PLEASE TAKE FURTHER NOTICE that a copy of the Disclosure Statement, Plan and Solicitation Procedures Order may be examined by any party in interest: (i) between the hours of 8:00 a.m. and 4:00 p.m., Monday through Friday, excluding federal holidays, at the Office of the Clerk of the Bankruptcy Court (the "Clerk"), 824 N. Market St., 3rd Floor, Wilmington, Delaware 19801; (ii) at the Debtor's case website (http://www.kccllc.net/nephrogenex); or (iii) at the Bankruptcy Court's website (http://www.deb.uscourts.gov) (a PACER account is required); or may be obtained by written request to Kurtzman Carson Consultants LLC (the "Voting Agent"), at nephrogenexinfo@kccllc.com or by telephoning the Voting Agent at (888) 733-1437.

IF YOU HAVE ANY QUESTIONS REGARDING THIS NOTICE, YOU SHOULD CONTACT THE VOTING AGENT BY EMAIL AT NEPHROGENEXINFO@KCCLLC.COM OR BY TELEPHONE AT (888) 733-1437. THE VOTING AGENT IS NOT PERMITTED TO PROVIDE LEGAL ADVICE.

Dated: March ___, 2017

COLE SCHOTZ P.C.
David R. Hurst
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801

– and –

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019

Counsel for Debtor and Debtor-in-Possession

EXHIBIT C-1 TO ORDER

Ballot for Class 3 General Unsecured Claims

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

BALLOT FOR CLASS 3 GENERAL UNSECURED CLAIMS

NephroGenex, Inc., the debtor and debtor-in-possession in the above-captioned case (the "Debtor"), is soliciting votes with respect to the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as the same may be amended, modified or supplemented from time to time, the "Plan").[2] The Plan is attached as Exhibit A to the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement") provided herewith.

This Ballot is being sent to the holders of general unsecured claims ("General Unsecured Claims") as classified under the Plan. This Ballot is to be used by holders of General Unsecured Claims to vote to accept or reject the Plan. The Plan is described in, and attached as Exhibit A to, the Disclosure Statement. Confirmation of the Plan requires the affirmative vote to accept the Plan from the holders of at least two-thirds in dollar amount and more than one-half in number of claims in Class 3 that actually vote on the Plan. If the required votes are received and the Bankruptcy Court confirms the Plan, it will be binding on you. To have your vote count, you must complete and return this Ballot by 4:00 p.m. (Pacific Time) on April 28, 2017 (the "Voting Deadline").

THE VOTING DEADLINE IS 4:00 P.M. (PACIFIC TIME) ON APRIL 28, 2017.

---

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

[2] Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

IMPORTANT

BEFORE YOU VOTE YOU SHOULD REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT AND PLAN FOR A DESCRIPTION OF THE PLAN AND ITS EFFECTS ON HOLDERS OF CLAIMS AGAINST THE DEBTOR. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. YOUR CLAIM IS TREATED AS A GENERAL UNSECURED CLAIM UNDER THE PLAN.

PLEASE READ CAREFULLY AND FOLLOW THE INSTRUCTIONS ON RETURNING YOUR BALLOT. THE VOTING DEADLINE BY WHICH YOUR BALLOT MUST BE RECEIVED BY KURTZMAN CARSON CONSULTANTS LLC (THE "VOTING AGENT") IS 4:00 P.M. (PACIFIC TIME) ON APRIL 28, 2017, OR THE VOTE REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE VOTING AGENT AT NEPHROGENEXINFO@KCCLLC.COM OR BY TELEPHONE AT (888) 733-1437. THE VOTING AGENT IS NOT AUTHORIZED TO PROVIDE LEGAL ADVICE.

HOW TO VOTE

1. CAREFULLY REVIEW AND COMPLETE ITEMS 1, 2 AND 3.
2. SIGN THE BALLOT.
3. RETURN THE ORIGINAL BALLOT IN THE PRE-ADDRESSED RETURN ENVELOPE.

(*Note: Additional Instructions For Completing Ballot Are Set Forth Below*)

Please note that you must vote the entire claim you hold to accept or reject the Plan. For purposes of tabulating the votes, you will be deemed to have voted the full amount of your claim in your vote. You may not split your vote. If you are submitting a vote with respect to any of your General Unsecured Claims, you must vote on all of your General Unsecured Claims in the same way (*i.e.*, all "Accepts" or all "Rejects").

An authorized signatory of the holder of General Unsecured Claims may execute this Ballot, but must provide the name and address of the holder of such General Unsecured Claims on this Ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory's authorization to vote on behalf of the holder of the General Unsecured Claims.

You must provide all of the information requested by this Ballot. Failure to do so may result in the disqualification of your vote.

INSTRUCTIONS FOR COMPLETING THE BALLOT

The Debtor is soliciting your vote on the Plan described in and attached as Exhibit A to the Disclosure Statement accompanying this Ballot. Please review the Disclosure Statement and Plan carefully before you vote. Unless otherwise defined, capitalized terms used herein and in the Ballot have the same meanings ascribed to them in the Plan.

This Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim; (b) an amendment to a proof of claim; (c) an assertion of a claim or a waiver of any bar date or deadline to file a proof of claim; or (d) an admission by the Debtor of the nature, validity or amount of any claim. The Debtor reserves its right to object to allowance of any claim on any grounds under the Bankruptcy Code and applicable nonbankruptcy law.

No fees, commissions or other remuneration will be payable to any broker, dealer or other person or entity for soliciting votes on the Plan.

To ensure your vote is counted, you must complete, sign and return this Ballot to the address set forth on the enclosed envelope provided. Ballots not bearing an original signature will not be counted. Ballots must be received by the Voting Agent by first class mail, overnight courier or hand delivery by **4:00 p.m. (Pacific Time) on April 28, 2017** at the following address:

NephroGenex Ballot Processing Center
c/o Kurtzman Carson Consultants LLC
2335 Alaska Avenue
El Segundo, CA 90245

If a Ballot is received after the Voting Deadline it will not be counted. Delivery of a Ballot by facsimile, e-mail or other electronic means will not be accepted.

The Debtor reserves the right to extend the Voting Deadline, by oral or written notice to the Voting Agent, until properly completed Ballots indicating acceptance of the Plan in sufficient number and amount to meet the voting requirements prescribed by section 1126 of the Bankruptcy Code have been received.

To complete this Ballot properly, take the following steps:

(1) Make sure that the information required by Item 1 has been inserted.
(2) Cast your vote to either accept or reject the Plan by checking the proper box in Item 2.
(3) Read Item 3 carefully.
(4) Provide the information required by Item 3.
(5) Sign and date your Ballot.
(6) If you are completing this Ballot on behalf of another person or entity, indicate your relationship with such person or entity and the capacity in which you are signing.
(7) Return the Ballot using the enclosed pre-addressed return envelope.

PLEASE MAIL YOUR BALLOT PROMPTLY

If you have any questions regarding this Ballot or the voting procedures, or wish to receive a copy of the Plan, Disclosure Statement or related materials, please contact the Voting Agent at nephrogenexinfo@kccllc.com or by telephone at (888) 733-1437 or visit http://www.kccllc.net/nephrogenex. The Voting Agent is not authorized to provide legal advice.

EXHIBIT C-2 TO ORDER

Ballot for Class 4 Medpace Claim

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

BALLOT FOR CLASS 4 MEDPACE CLAIM

NephroGenex, Inc., the debtor and debtor-in-possession in the above-captioned case (the "Debtor"), is soliciting votes with respect to the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as the same may be amended, modified or supplemented from time to time, the "Plan").[2] The Plan is attached as Exhibit A to the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement") provided herewith.

This Ballot is being sent to the holder of the Medpace Claim as classified under the Plan. This Ballot is to be used by the holder of the Medpace Claim to vote to accept or reject the Plan. The Plan is described in, and attached as Exhibit A to, the Disclosure Statement. If the required votes are received and the Bankruptcy Court confirms the Plan, it will be binding on you. To have your vote count, you must complete and return this Ballot by 4:00 p.m. (Pacific Time) on April 28, 2017 (the "Voting Deadline").

THE VOTING DEADLINE IS 4:00 P.M. (PACIFIC TIME) ON APRIL 28, 2017.

---

1 The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

2 Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

IMPORTANT

BEFORE YOU VOTE YOU SHOULD REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT AND PLAN FOR A DESCRIPTION OF THE PLAN AND ITS EFFECTS ON HOLDERS OF CLAIMS AGAINST THE DEBTOR. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. YOUR CLAIM IS TREATED AS THE MEDPACE CLAIM UNDER THE PLAN.

PLEASE READ CAREFULLY AND FOLLOW THE INSTRUCTIONS ON RETURNING YOUR BALLOT. THE VOTING DEADLINE BY WHICH YOUR BALLOT MUST BE RECEIVED BY KURTZMAN CARSON CONSULTANTS LLC (THE "VOTING AGENT") IS 4:00 P.M. (PACIFIC TIME) ON APRIL 28, 2017, OR THE VOTE REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE VOTING AGENT AT NEPHROGENEXINFO@KCCLLC.COM OR BY TELEPHONE AT (888) 733-1437. THE VOTING AGENT IS NOT AUTHORIZED TO PROVIDE LEGAL ADVICE.

HOW TO VOTE

1. CAREFULLY REVIEW AND COMPLETE ITEMS 1, 2 AND 3.
2. SIGN THE BALLOT.
3. RETURN THE ORIGINAL BALLOT IN THE PRE-ADDRESSED RETURN ENVELOPE.

(*Note: Additional Instructions For Completing Ballot Are Set Forth Below)*

Please note that you must vote the entire claim you hold to accept or reject the Plan. For purposes of tabulating the votes, you will be deemed to have voted the full amount of your claim in your vote. You may not split your vote.

An authorized signatory of the holder of the Medpace Claim may execute this Ballot, but must provide the name and address of the holder of the Medpace Claim on this Ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory's authorization to vote on behalf of the holder of the Medpace Claim.

You must provide all of the information requested by this Ballot. Failure to do so may result in the disqualification of your vote.

Item 1. **Certification Of Authority To Vote.**

The undersigned hereby certifies that as of the March 20, 2017 Record Date, the undersigned is the holder (or authorized signatory for such holder) of the Medpace Claim against the below-listed Debtor in the below-listed amount:

Debtor: NephroGenex, Inc.________________ Amount: $4,312,698.51__________

Item 2. **Vote On Plan.**

The undersigned holder of the Class 4 Medpace Claim set forth in Item 1 votes as follows (**check one box only – if you do not check a box, or if you check both boxes, your vote will not be counted**):

☐ to **ACCEPT** the Plan ☐ to **REJECT** the Plan

Item 3. **Authorization.**

By returning this Ballot, the undersigned holder of the Medpace Claim hereby certifies that as of the March 20, 2017 Record Date, it is the holder of the claim set forth in Item 1 above and has full power and authority to vote to accept or to reject the Plan. To the extent the undersigned is voting on behalf of the actual holder of a claim, the undersigned certifies that it has the requisite authority to do so and will submit evidence of the same upon request. The undersigned also acknowledges that the tabulation of votes is subject to the terms and conditions of the Disclosure Statement.

The undersigned further certifies that it (a) has received a copy of the Disclosure Statement (including the exhibits thereto), and (b) understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

Name:______________________________
(Print or Type)

Social Security or Federal Tax I.D. No.:______________

Signature:______________________________

By:______________________________
(If Appropriate)

Title:______________________________
(If Appropriate)

Street Address:______________________________

City, State, Zip Code:______________________________

Telephone Number:______________________________

Date Completed:______________________________

If you wish to update the address pre-printed on this Ballot, please send a change of address request to nephrogenexinfo@kccllc.com.

INSTRUCTIONS FOR COMPLETING THE BALLOT

The Debtor is soliciting your vote on the Plan described in and attached as Exhibit A to the Disclosure Statement accompanying this Ballot. Please review the Disclosure Statement and Plan carefully before you vote. Unless otherwise defined, capitalized terms used herein and in the Ballot have the same meanings ascribed to them in the Plan.

This Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim; (b) an amendment to a proof of claim; (c) an assertion of a claim or a waiver of any bar date or deadline to file a proof of claim; or (d) an admission by the Debtor of the nature, validity or amount of any claim. The Debtor reserves its right to object to allowance of any claim on any grounds under the Bankruptcy Code and applicable nonbankruptcy law.

No fees, commissions or other remuneration will be payable to any broker, dealer or other person or entity for soliciting votes on the Plan.

To ensure your vote is counted, you must complete, sign and return this Ballot to the address set forth on the enclosed envelope provided. Ballots not bearing an original signature will not be counted. Ballots must be received by the Voting Agent by first class mail, overnight courier or hand delivery by **4:00 p.m. (Pacific Time) on April 28, 2017** at the following address:

NephroGenex Ballot Processing Center
c/o Kurtzman Carson Consultants LLC
2335 Alaska Avenue
El Segundo, CA 90245

If a Ballot is received after the Voting Deadline it will not be counted. Delivery of a Ballot by facsimile, e-mail or other electronic means will not be accepted.

The Debtor reserves the right to extend the Voting Deadline, by oral or written notice to the Voting Agent, until properly completed Ballots indicating acceptance of the Plan in sufficient number and amount to meet the voting requirements prescribed by section 1126 of the Bankruptcy Code have been received.

To complete this Ballot properly, take the following steps:

(1) Make sure that the information required by Item 1 has been inserted.
(2) Cast your vote to either accept or reject the Plan by checking the proper box in Item 2.
(3) Read Item 3 carefully.
(4) Provide the information required by Item 3.
(5) Sign and date your Ballot.
(6) If you are completing this Ballot on behalf of another person or entity, indicate your relationship with such person or entity and the capacity in which you are signing.
(7) Return the Ballot using the enclosed pre-addressed return envelope.

PLEASE MAIL YOUR BALLOT PROMPTLY

If you have any questions regarding this Ballot or the voting procedures, or wish to receive a copy of the Plan, Disclosure Statement or related materials, please contact the Voting Agent at nephrogenexinfo@kcclc.com or by telephone at (888) 733-1437 or visit http://www.kccllc.net/nephrogenex. The Voting Agent is not authorized to provide legal advice.

EXHIBIT D TO ORDER

Publication Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF (A) CONFIRMATION HEARING WITH RESPECT TO PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE PROPOSED BY THE DEBTOR AND (B) RELATED OBJECTION DEADLINE

PLEASE TAKE NOTICE that:

On February 17, 2017, the debtor and debtor-in-possession in the above-captioned case (the "Debtor") filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as may be amended, supplemented or otherwise modified, the "Plan"), pursuant to and as described in the corresponding disclosure statement (the "Disclosure Statement"), with the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Capitalized terms used in this Notice which are not defined have the meanings set forth in the Plan.

On March ___, 2017, the Bankruptcy Court entered an order [Docket No. ___] (the "Solicitation Procedures Order") approving the Disclosure Statement [Docket No. ___], establishing certain deadlines, approving voting procedures and granting related relief.

The hearing to consider confirmation of the Plan (the "Confirmation Hearing") will be held before the Honorable Kevin Gross, U.S. Bankruptcy Court for the District of Delaware, 824 N. Market St., 6th Fl., Courtroom No. 3, Wilmington, DE 19801, on **May 10, 2017 at 10:00 a.m. (Eastern Time)**. The Confirmation Hearing may be continued from time to time by way of announcement of such continuance in open court, without further notice to parties in interest.

Parties in interest may object to confirmation of the Plan, whether or not such parties in interest are entitled to vote on the Plan. Responses and objections, if any, to confirmation of the Plan must (a) be made in writing; (b) comply with the Bankruptcy Code, Bankruptcy Rules and the Local Rules; (c) state the name and address of the objecting party and the nature and amount of any claim or interest asserted by such party against the Debtor, its estate or property; (d) state with particularity the legal and factual bases and nature of any objection to the Plan; and (e) be filed with the Bankruptcy Court, and served on the following, so as to be received **on or before 4:00 p.m. (Eastern Time) on April 27, 2017**: (i) Debtor's counsel, Cole Schotz P.C., 500 Delaware Avenue, Suite 1410, Wilmington, Delaware 19801, Attn: David R. Hurst, Esq. (dhurst@coleschotz.com); and (ii) the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Mark Kenney, Esq. (mark.kenney@usdoj.gov). Objections that are not timely filed shall not be considered by the Bankruptcy Court and shall be overruled.

Articles X.D and X.E of the Plan provide for releases, exculpation and injunctions of certain conduct. Among other things, Article X.E of the Plan permanently enjoins persons and entities that held, hold or may hold or have asserted, assert or may assert claims against or interests in the Debtor or its estate, from taking various actions with respect to such claims or interests.

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

The Disclosure Statement, Plan and Solicitation Procedures Order may be examined by any party in interest: (i) between the hours of 8:00 a.m. and 4:00 p.m., Monday through Friday, excluding federal holidays, at the Office of the Clerk of the Court, 824 N. Market St., 3rd Fl., Wilmington, DE 19801; (ii) at the Debtor's case website (http://www.kccllc.net/nephrogenex); or (iii) at the Bankruptcy Court's website (http://www.deb.uscourts.gov) (a PACER account is required); or may be obtained by written request to Kurtzman Carson Consultants LLC ("KCC"), at nephrogenexinfo@kccllc.com, or by telephoning KCC at (888) 733-1437.

If you have any questions regarding this Notice, please contact KCC at (888) 733-1437, or by email at nephrogenexinfo@kccllc.com. KCC is not permitted to provide legal advice.

Dated: March ___, 2017

COLE SCHOTZ P.C.
David R. Hurst
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801

– and –

Jacob S. Frumkin
1325 Avenue of the Americas, 19th Floor
New York, New York 10019

Counsel for Debtor and Debtor-in-Possession

EXHIBIT E TO ORDER

Assumption Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
NEPHROGENEX, INC.,	:	Case No. 16-11074 (KG)
Debtor.[1]	:	

NOTICE OF POTENTIAL ASSUMPTION OF AND CURE AMOUNTS WITH RESPECT TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES OF THE DEBTOR

PLEASE TAKE NOTICE that, on February 17, 2017, the debtor and debtor-in-possession in the above-captioned case (the "Debtor") filed the Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (as may be amended, supplemented or otherwise modified, the "Plan"), pursuant to and as described in the Disclosure Statement With Respect To Plan Of Reorganization Pursuant To Chapter 11 Of The Bankruptcy Code Proposed By The Debtor (the "Disclosure Statement"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Capitalized terms used in this Notice which are not defined have the meanings set forth in the Plan.

PLEASE TAKE FURTHER NOTICE that, pursuant to Article VII.A of the Plan, each of the executory contracts and unexpired leases to which the Debtor is a party shall be deemed automatically rejected by the Debtor as of the effective date of the Plan (the "Effective Date"), unless such contract or lease (i) previously has been assumed or rejected by the Debtor, (ii) expired or terminated pursuant to its own terms, (iii) is the subject of a motion to assume or reject pending before the Court as of the Confirmation Date or (iv) is identified on a schedule to be filed as part of the Plan Supplement (the "Assumption Schedule"). The Plan Supplement, including the Assumption Schedule, shall be filed with the Bankruptcy Court on or before April 21, 2017.

PLEASE TAKE FURTHER NOTICE that you have been identified as a party to an executory contract or unexpired lease that may be listed on the Assumption Schedule, and therefore that may be assumed by the reorganized Debtor pursuant to section 365 of the Bankruptcy Code, effective as of the Effective Date of the Plan. A list of all executory contracts and unexpired leases that may be assumed under the Plan is attached hereto as Exhibit 1 (collectively, the "Assumed Contracts"). The Debtor has determined the current amounts owing (the "Cure Amounts") under each Assumed Contract and has listed the applicable Cure Amounts on Exhibit 1. The Cure Amounts are the only amounts proposed to be paid upon any assumption

[1] The last four digits of the Debtor's federal tax identification number are 5171. The mailing address for the Debtor is P.O. Box 400, Jamison, Pennsylvania 18929.

Assumed Contracts[1]

Counterparty	Contract Type[2]	Effective Date	Cure Amount
Baker IDI Heart and Diabetes Institute Holdings Limited	Consulting Agreement	4/15/14	$1,500.00
BioClinica, Inc.	General Services Agreement #46101	4/16/14	$0.00
BioClinica, Inc.	General Services Agreement #46102	4/16/14	$0.00
Carbogen AMCIS AG	Master Services Agreement	4/30/08	$2,857.79
Catalent Pharma Solutions, LLC	Mutual Confidentiality and Non-Disclosure Agreement	4/7/14	$0.00
Catalent Pharma Solutions, LLC	Product Development and Clinical Manufacture for a Pyridoxamine Dihydrochloride IV Product	3/18/15	$0.00
Catalent Pharma Solutions, LLC	Quality Agreement	6/15	$0.00
Catalent Pharma Solutions, LLC	PIONEER Phase III Clinical Supplies Management Support for Study Transfer and Monitoring	8/4/15	$0.00
Catalent Pharma Solutions, LLC	PIONEER Phase III Packaging, Storage & Distribution	8/21/15	$0.00

1 All of the Debtor's contracts subject to possible assumption under the Plan are arranged alphabetically below by name of the non-Debtor party to such contract. You should locate your name and contract, if any, hereunder. The indication below that a contract is to be assumed is only a preliminary determination and such determination ultimately will be made prior to filing of the Plan Supplement, which will include the Assumption Schedule. Accordingly, it is important for you to review this list and the foregoing notice carefully and proceed in accordance with its terms. The inclusion of a contract on the attached list is without prejudice to the Debtor's rights and claims, including that the executory contracts hereon are not executory in nature.

2 The "Contract Type" set forth in this column is for reference purposes only and shall not limit the Debtor's right to assume any contract between you and the Debtor, including those not described more particularly (or misdescribed) in this column. The "Cure Amount" is intended to include all amounts that the Debtor asserts are owed to cure any defaults existing under each contract, including those amounts that may be due for contracts not more particularly described (or misdescribed), and are the amounts that the Debtor believes will cure any and all defaults and actual pecuniary losses in respect of any contract to which you are a party with the Debtor.

Counterparty	Contract Type[2]	Effective Date	Cure Amount
Catalent Pharma Solutions, LLC	In-Use Stability Study of Formulated Pyridoxamine Dihydrochloride IV Drug Product	9/10/15	$0.00
Catalent Pharma Solutions, LLC	Product Development and Clinical Manufacture for a Pyridoxamine Dihydrochloride IV Product	9/11/15	$0.00
Catalent Pharma Solutions, LLC	Importer of Record Services Agreement	1/8/16	$0.00
Collaborative Study Group, Inc.	Coordination Center Agreement	3/21/14 Amended 7/1/14 Amended 8/1/14 Amended 4/1/15	$47,873.00
DPx Fine Chemicals Regensburg GmbH & Co (Patheon)	Pyridoxamine Dihydrochloride Drug Substance Proposal, A-REGA-82294-R1	3/12/15	267,852.20 EUR
DPx Fine Chemicals Regensburg GmbH & Co (Patheon)	Development Program for Pyridoxamine Dihydrochloride Campaign, A-REGA-95509-R0	3/20/15	55,000 EUR
DPx Fine Chemicals Austria GmbH & Co KG (Patheon)	Research and Manufacturing Services Agreement	12/10/15	$0.00
DPx Fine Chemicals Austria GmbH & Co KG (Patheon)	Registration Campaign for Pyridoxamine 2HCl, A-LFCAA-95525-R2	12/10/15	78,000 EUR
Impact Pharmaceutical Services, Inc.	Master Service Agreement	5/19/14	$9,757.25
Impact Pharmaceutical Services, Inc.	Nondisclosure Agreement	4/8/14	$0.00
Mark Klausner	Amended and Restated Consulting Agreement	3/15/10	$0.00
Pharmaceutics International, Inc.	Master Services Agreement	2/8/08	$0.00
Pharmaceutics International, Inc.	Master Quality Agreement	5/8/09	$0.00

Counterparty	Contract Type[2]	Effective Date	Cure Amount
Patheon Pharmaceuticals Inc.	Quality Agreement Clinical Trial Material	5/15/14	$0.00
Patheon Pharmaceuticals Inc.	Pharmaceutical Development Services Agreement P-CRP-30079-R9	12/13/13	$17,476.99
University of Kansas Medical Center	Amended and Restated License Agreement	11/19/98 Amended 4/30/07 Amended 6/25/08	$0.00
Uppsala Monitoring Centre	License Agreement	5/19/14	$0.00
Vanderbilt University Center for Technology Transfer and Commercialization	Restated and Amended License Agreement	7/18/12 Amended 11/6/13 Amended 3/16/15	$0.00
Vanderbilt University Medical Center Office of Contracts Management	Coordination Center Agreement	7/1/14 Amended 8/1/14 Amended 4/1/15	$18,302.83